                                                                   Exhibit 10.33

                            RELATIONSERVE MEDIA, INC.

                            2006 INCENTIVE STOCK PLAN

           1. PURPOSE OF THE PLAN.

               This 2006 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to RelationServe Media, Inc., a Delaware corporation (the
"Company"), and any Subsidiary of the Company, within the meaning of Section
424(f) of the United States Internal Revenue Code of 1986, as amended (the
"Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

               It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section
422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified
Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

               The Company intends that the Plan meet the requirements of Rule
16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section
16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

           2. ADMINISTRATION OF THE PLAN.

               The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee")
consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.
The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock ("Restricted
Stock") and to determine the terms and conditions of the respective Option and
Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be

Nonqualified Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

               Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the
Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the
Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

               In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence)
shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; [provided, however, that grants to the
Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the
Committee. Don - let's discuss this provision].

           3. DESIGNATION OF OPTIONEES AND GRANTEES.

               The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or Restricted Stock (the "Grantees" and together with Optionees, the "Participants") shall include directors, officers and employees of, and subject to their meeting the eligibility requirements of Rule
701 promulgated under the Securities Act of 1933, as amended (the "Securities
Act"), consultants, vendors, joint venture partners, and advisors to, the
Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of
Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant's relationship to the Company, the
Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service, promotions and potential. A Participant who has been granted an Option or
Restricted Stock hereunder may be granted an additional Option or Options, or
Restricted Stock if the Committee shall so determine.

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           4. STOCK RESERVED FOR THE PLAN.

               Subject to adjustment as provided in Section 8 hereof, a total of
2,700,000 shares of the Company's Common Stock, par value $0.001 per share (the
"Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or
Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or
Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

           5. TERMS AND CONDITIONS OF OPTIONS.

               Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted;
provided, however, that with respect to an Optionee who, at the time such
Incentive Option is granted, owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each
Option shall be subject to adjustment as provided in Section 8 below. "Fair
Market Value" means the closing price on the final trading day immediately prior to the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of
Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no

                                        3

event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

               (b) OPTION TERM. The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an
Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

               (c) EXERCISABILITY. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no
Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

               Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option, an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

               For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                    (i) a tender offer (or series of related offers) shall be
               made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                    (ii) the Company shall be merged or consolidated with
               another corporation, unless as a result of such merger or
               consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time

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               immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the
               Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                    (iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the
               Company or its Subsidiaries, and their affiliates.

                    For purposes of this Section 5(c), ownership of voting
securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, for such purposes, "Person" shall have the meaning given in Section
3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d)
thereof; however, a Person shall not include (A) the Company or any of its
Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                    (d) METHOD OF EXERCISE. Options to the extent then
exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the
Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee
(i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii)
in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market
Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the
Optionee (i) has given written

                                        5

notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                    (e) NON-TRANSFERABILITY OF OPTIONS. Options are not
transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the
Optionee, (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                    (f) TERMINATION BY DEATH. Unless otherwise determined by the
Committee, if any Optionee's employment with or service to the Company or any
Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                    (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such
Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such
Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

                    (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated
term of such Option, whichever date is earlier; provided, however, that, if the
Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if

                                        6

later, such time as the Option may be exercised pursuant to Section 14(d)
hereof) or for the stated term of such Option, whichever period is shorter.

               For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or
Subsidiary pension plan or if no such pension plan, age 65, and "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

               (i) OTHER TERMINATION. Unless otherwise determined by the
Committee and except as is provided below, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option's term, which ever period is shorter. The transfer of an
Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                    (i) In the event that the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for "cause" any unexercised portion of any
               Option shall immediately terminate in its entirety. For purposes hereof, "Cause" shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an
               Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud,
               dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that "Cause" shall not include any act of commission or omission in the good-faith exercise of such Optionee's
               business judgment as a director, officer or employee of the
               Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

                    (ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for
               "Cause" or resigns as a director, officer or employee for "Good
               Reason" the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee.
               Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof), or the date on which the
               Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of

                                        7

               Section 5(f) shall control. For purposes of this Section 5(i)
               Good Reason shall exist upon the occurrence of the following:

                    (a)  the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held
                         immediately prior to the assignment;

                    (b)  a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee's
                         participation with the Company or other nature of
                         Optionee's responsibilities from those in effect prior
                         to such Change of Control, including any significant
                         alteration in Optionee's responsibilities immediately
                         prior to such Change in Control; and

                    (c)  the failure by the Company to continue to provide
                         Optionee with benefits substantially similar to those
                         enjoyed by Optionee prior to such failure.

               (j) Limit on Value of Incentive Option. The aggregate Fair Market
Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

           6. TERMS AND CONDITIONS OF RESTRICTED STOCK.

               Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a
Change of Control), not inconsistent with the terms of the Plan, as the
Committee shall deem desirable:

               (a) GRANTEE RIGHTS. A Grantee shall have no rights to an award of
Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

               (b) ISSUANCE OF CERTIFICATES. The Company shall issue in the
Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

               (c) DELIVERY OF CERTIFICATES. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

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               (d) FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK.
Shares of Restricted Stock are forfeitable until the terms of the Restricted
Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

               (e) CHANGE OF CONTROL. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the
Committee, in its sole discretion.

               (f) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the
Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of
Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

           7. TERM OF PLAN.

               No Option or Restricted Stock shall be granted pursuant to the
Plan on the date which is ten years from the effective date of the Plan, but
Options theretofore granted may extend beyond that date.

           8. CAPITAL CHANGE OF THE COMPANY.

               In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

               The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the
Code (in the case of an Incentive Option) and Section 409A of the Code.

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           9. PURCHASE FOR INVESTMENT/CONDITIONS.

               Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or
Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

           10. TAXES.

               (a) The Company may make such provisions as it may deem
appropriate, consistent with applicable law, in connection with any Options or
Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

               (b) If any Grantee, in connection with the acquisition of
Restricted Stock, makes the election permitted under Section 83(b) of the Code
(that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

               (c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

           11. EFFECTIVE DATE OF PLAN.

               The Plan shall be effective on March 2, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock
Options, the Plan must subsequently be approved by majority vote of the
Company's stockholders no later than March 2, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the
Code are satisfied.

           12. AMENDMENT AND TERMINATION.

               The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

               (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

               (b) materially increase the benefits accruing to the Participants under the Plan;

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               (c) materially modify the requirements as to eligibility for participation in the Plan;

               (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the
Fair Market Value per share of Stock on the date of grant thereof; or

               (e) extend the term of any Option beyond that provided for in
Section 5(b).

               The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

               It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and
other Internal Revenue Service guidance promulgated thereunder (the "Section
409A Rules") and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

           13. GOVERNMENT REGULATIONS.

               The Plan, and the grant and exercise of Options or Restricted
Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

           14. GENERAL PROVISIONS.

               (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

               (b) EMPLOYMENT MATTERS. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the

                                       11

employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

               (c) LIMITATION OF LIABILITY. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

               (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the
Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the
Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

           15. NON-UNIFORM DETERMINATIONS.

               The Committee's determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii)
the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

           16. GOVERNING LAW.

               The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

                            RelationServe Media, Inc.
                            March 2, 2006